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                                                                    EXHIBIT 31.1

                       CERTIFICATION OF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350



         In connection with the Form 10KSB of Prevention Insurance.com for the fiscal year ended April 30, 2005, I, Scott Goldsmith, President of Prevention Insurance.com, hereby certify pursuant to 18 U.S.C. ss1350 as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 to the best of my knowledge and believe that:

(1) Such form 10KSB for the year ended April 30, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(2) The information contained is such Form 10KSB for the year ended April 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of Prevention Insurance.com.

                                                     Prevention Insurance.com


Date: 7/27/05                                        By:  /s/ Scott Goldsmith
                                                          -------------------
                                                            Scott Goldsmith
                                                            President